SEPARATION AGREEMENT AND GENERAL RELEASE This Separation Agreement and General Release Agreement (“Agreement”) is entered into between CINDY REISS-CLARK (“you”) and West Pharmaceutical Services, Inc. (“Company”). You and the Company (together, the “Parties”) agree as follows: 1. Termination Date (a) Your employment relationship with the Company will end on March 7, 2025, such earlier date that either you or the Company may specify in accordance with the terms of this Agreement (the “Termination Date”). Effective as of March 6, 2025 (the “Last Day Worked”) and through the Termination Date, you will not be required to report to work or to perform any services on behalf of the Company. You will continue to receive your biweekly salary with standard deductions, including taxes, until March 7, 2026. (b) Except as otherwise specifically noted in this Agreement or agreed with the Company, effective as of the Last Day Worked, you will lose access to the Company’s computer, telephone, and other information and technology systems. In addition, effective as of the Last Day Worked, unless otherwise agreed, you will be required to turn in your badge and will no longer be able to access any of the Company’s premises without the Company’s consent. Further, you will no longer be authorized to transact business or incur any expenses, obligations, or liabilities on behalf of the Company after the Last Day Worked. 2. Accrued Salary, Benefits, and Reimbursements: (a) Salary: Whether or not you sign this Agreement, you will be paid for all time worked and full benefits through your Termination Date. (b) Benefits: If you are enrolled in the Company’s group health benefits as of the Termination Date, your coverage will terminate as of the Termination Date. All your other benefits under the Company benefit plans will also end as of your Termination Date. You and your eligible dependents will be permitted to elect continued healthcare coverage under a federal law known as COBRA. Under a separate cover, you will receive information and enrollment forms for continuing insurance coverage under COBRA. (c) Reimbursements: Within ten (10) days of the Termination Date, you must submit your final documented expense reimbursement statement reflecting all business expenses you incurred through the Last Day Worked, if any, for which you are seeking reimbursement. The Company will reimburse you in accordance with its regular business practices. (d) Vacation Payout: Your accrued, unused vacation as of the Termination Date will be paid to you as soon as practical following the Termination Date in accordance with the Company’s policies and applicable law. 3. Acknowledgements: You acknowledge that the Company relied on the following representations by you in entering into this Agreement:

2 (a) You acknowledge that you do not have a claim of unlawful discrimination, retaliation, harassment, sexual harassment, abuse, assault, alleged criminal conduct, or other alleged unlawful employment practices or unlawful conduct against the Company or any of the Released Parties (as defined below). (b) You have received all compensation owed to you through the Termination Date as a result of services performed for the Company with the receipt of your final paycheck. (c) You have reported to the Company all work-related injuries or occupational illnesses incurred by you during employment with the Company. (d) The Company properly provided any leave of absence because of your or your family member’s health condition or military service and you have not experienced any improper treatment, conduct, or actions due to a request for or taking such leave. (e) You have had the opportunity to provide the Company with written notice of all concerns regarding suspected ethical and compliance issues or violations on part of the Company. 4. Payments, Consideration and Severance Benefits: (a) 2024 Annual Incentive Plan Payment. As previously communicated, the Company will: 1) Pay your full-year Annual Incentive Plan (“AIP”) bonus payment with respect to the 2024 performance year in accordance with the terms and conditions of the AIP, including a 50% individual performance adjustment. The earned amount of $42,476 will be paid at the same time and in the same manner such payments are made to active plan participants. 2) Allow all previously granted equity (Performance Share Units (“PSUs”) and stock options) to continue to vest through March 7, 2025, since you will remain employed through that date. No other PSUs or additional tranches of options will vest after the Termination Date. All vested options will remain exercisable in accordance with their terms. No new PSUs or options will be granted for 2025. (b) Severance Benefits Related to the Post-Termination Period. In return for your promises in this Agreement, and provided that you sign and return this Agreement on or after your Termination Date and do not revoke it, the Company will: 1) Pay you severance in the total amount of $489,500, less standard deductions, including taxes, which equals fifty-two (52) weeks of severance pay through March 7, 2026. The amount will be paid in substantially equal bi-weekly installments on the Company’s regular payroll schedule beginning with the first regular payday immediately following the Effective Date, as defined in this Agreement (the “Severance Period”); and 2) Pay during the Severance Period the same portion of the cost of your continued health care coverage (medical and dental) as it does for all similarly situated active employees, provided you timely elected continued coverage under COBRA. If you elect to continue COBRA coverage beyond the Severance Period, you will be required to pay the applicable premiums for the balance of the COBRA continuation period; and

3 3) Pay you a pro-rated AIP bonus payment at target for the 2025 performance year in accordance with the terms and conditions of the AIP. The earned amount of $57,526, less standard deductions, including taxes is pro-rated based on days worked in the applicable performance period. This will be paid out no more than 30 days following the date you execute this agreement and applicable revocation period expire; and 4) Provide you outplacement services following your Termination Date. You may select the outplacement service provider of your choice, and the Company will pay the outplacement service provider directly for these services up to the amount equivalent to the cost of AchieveNext outplacement services $15,000. The outplacement service provider you select will bill the Company directly for these services. The amounts the Company is paying in consideration for the Agreement will be treated as taxable compensation but are not intended by either party to be treated, and will not be treated, as compensation for purposes of eligibility or benefits under any benefit plan of the Company. The Company will apply standard tax and other applicable withholdings to payments made to you. You acknowledge the above payment, and other consideration is in addition to anything you would have received had you not signed this Agreement. 5. Full and Final Release: In exchange for the benefits provided by the Company under this Agreement, you fully and forever release and discharge the Company, its parents, subsidiaries, affiliates, and related entities and all of their respective agents, attorneys, employees, officers, directors, shareholders, members, managers, employee benefit plans and fiduciaries, insurers, successors, and assigns, (“Released Parties”) from any and all claims and potential claims that may legally be waived by private agreement, whether known or unknown, which you have asserted or could assert against the Company arising out of or relating in any way to any acts, circumstances, facts, transactions, omissions, based on facts occurring up to and including the date you sign this Agreement (“Claims”). You understand that you are releasing such Claims on behalf of yourself and all persons who could make Claims under, through or by you, such as your spouse, heirs, executors, or assignees. This release includes, but is not limited to, (i) any and all Claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967 (“ADEA”), the Family and Medical Leave Act, the Employee Retirement Income Security Act (“ERISA”), the National Labor Relations Act (“NLRA”), the Pregnancy Discrimination Act, the Worker Adjustment and Retraining Notification Act, the Americans with Disabilities Act, the Uniformed Services Employment and Reemployment Rights Act, the Fair Labor Standards Act, the Fair Credit Reporting Act, the Equal Pay Act, the Arizona Civil Rights Act, the Florida Civil Rights Act of 1992, Michigan’s Elliott-Larsen Civil Rights Act, the Michigan Persons with Disabilities Civil Rights Act, the Michigan Wage Payment Act, the Michigan Whistleblower's Protection Act, Michigan’s Bullard-Plawecki Right to Know Act, the Nebraska Fair Employment Practices Act, the North Carolina Equal Employment Practices Act, the North Carolina Persons with Disabilities Protection Act, the North Carolina Retaliatory Employment Discrimination Act, the Pennsylvania Human Relations Act, the Rhode Island Fair Employment Practices Act, the Rhode Island Civil Rights of People with Disabilities Act, any amendments to such laws, and any other federal, state, or local constitution, charter, law, rule, ordinance, regulation, or order; and (ii) Claims in equity or under common law including, but not limited to, claims for tort, breach of contract (express or implied, written or oral), wrongful discharge, defamation, emotional distress, and negligence.

4 6. Binding Agreement and Covenant Not to Sue: You understand that following the Revocation Period (as defined below). this Agreement will be final and binding. You promise not to file a lawsuit or arbitration proceeding based on any claim that is settled by this Agreement. If you break this promise or violate your obligations under the Agreement, you agree to pay all of the Company’s costs and expenses (including reasonable attorney’s fees) related to the defense of any claims covered by this Agreement or any Released Party’s efforts to enforce the terms of this Agreement. 7. Non-Admission: This Agreement shall not be construed as an admission by the Company of any liability or acts of wrongdoing or unlawful conduct, nor shall it be considered to be evidence of such liability, wrongdoing, or unlawful discrimination. Neither party admits any fault, wrongdoing, or liability of any kind by entering into this Agreement. 8. Restrictive Covenants: a. Definitions. The following definitions shall apply to this section: i. “Confidential Information” means any proprietary information, whether or not protectable as a trade secret, which provides an advantage to a competitor or which the Company designated as confidential for a valid business reason or, without prejudice to the generality of the foregoing, which concerns the business, finance or organization of the Company, its owners, officers, directors, employees or any associated entity, their suppliers or customers, which came to your knowledge during the course of your employment with the Company. ii. “Directly or Indirectly” means whether alone, jointly or as principal or agent, whether in conjunction with or on behalf of any other Person as employee, consultant, director (including a shadow director), partner, shareholder or otherwise. iii. “Intellectual Property” means all intellectual and industrial property rights as defined in your original agreements with the Company. iv. “Restricted Area” means any area in the world in which you were on Termination Date actively engaged on behalf of the Company and in respect of which it would be reasonable having regard to such activity for the protection of the business interests of the Company to impose on you the restrictions in relation thereto herein contained. b. Non-Competition and Non-Solicitation. You hereby agree that for a period of twelve (12) months from the Termination Date, you shall not either Directly or Indirectly without the prior written consent of the Company either on your own behalf or in conjunction with or on behalf of any person, firm or company: i. Solicit or entice or, endeavor to solicit or entice away from the Company, or employ, or engage any Person who is or was a senior employee or director of the Company at any time during the twelve (12)-month period immediately preceding the date on which your employment with the Company terminated and with whom during the course of business you had regular personal dealings during such period; ii. Canvass, solicit or approach, or cause to be canvassed, solicited or approached, for orders any Person who at any time during the six (6) months immediately preceding the Termination Date: is or was in negotiation for the supply of goods or services to the Company; a client or

5 customer of the Company; or in the habit of dealing with the Company, where the orders relate to goods and/or services which are competitive with or of the type supplied by the Company and with whom you dealt or had contact with that Person acting in the course of your duties during the twelve (12) months immediately preceding the Termination Date; or iii. Within the Restricted Area, work for or be engaged by, or concerned or interested in (except as the holder or beneficial owner for investment purposes of not more than 5% in nominal value of any class of securities listed or dealt with on any recognized stock exchange or automated quotation system), any business which in any way competes with the business of the Company. c. Competitive Entities. In addition to the foregoing, and not as a limitation, employment by or rendering services to any of the following entities, or their Affiliates, will be deemed to be competitive: Datwyler Holding AG, Aptar-Stelmi Group, Gerresheimer, Schott, Becton Dickinson, Stevenato Group (Ompi), Ypsomed, Sensile Medical, SHL, Nemera, Enable Injections, Sonceboz and Eitan Medical (parent company of Sorrel Medical). This list is not exhaustive and the Company’s failure to include an entity herein does not preclude the Company from deeming such entity as competitive in the future. d. Confidentiality. You reaffirm your obligations under your Confidentiality Agreement(s) with the Company. You agree to maintain the confidentiality of all Confidential Information and not to disclose or use such information except as authorized by the Company or as required by law. e. Intellectual Property Rights. You acknowledge that all Intellectual Property created during your employment belongs to the Company, and you agree to execute any documents necessary to effectuate the Company’s ownership of such Intellectual Property. f. Acknowledgment. You hereby acknowledge and agree that each clause in this restrictive covenant, and every part thereof, are entirely separate and independent (notwithstanding that they may be contained in the same clause, sub-clause, paragraph, sub-paragraph, sentence or phrase) and that they are independent, separate and severable, and enforceable accordingly. g. Enforcement. You hereby acknowledges and agrees that each clause in this restrictive covenant, and every part thereof, are entirely separate and independent (notwithstanding that they may be contained in the same clause, sub-clause, paragraph, sub-paragraph, sentence or phrase) and that they are independent, separate and severable, and enforceable accordingly and that the duration, extent and application of each such clause, and every part thereof, is no greater than is reasonable and necessary for protection of the legitimate interests of the Company and that if any such clause, or any part thereof, shall be adjudged by any court of competent jurisdiction to be void or unenforceable but would be valid if part of the wording thereof was deleted and/or the period thereof was reduced and/or the geographical area dealt with thereby was reduced the said clause, or part thereof, shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid, effective and enforceable and shall be deemed to have been amended accordingly so that such clause, or part thereof, shall be construed by such court by limiting and reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it shall then apply. 9. Confidential Information, Return of Company Property and Termination of Company Accounts: By signing this Agreement, you reaffirm your obligations under your Confidentiality Agreement(s) with the Company. You further certify that you have not, and agree that you will not, remove from your

6 work location or transfer by electronic or other means, documents or copies thereof relating to your job duties and/or position with the Company or its customers without the expressed written approval of your supervisor. You agree and affirm that you have, as of the date that you sign this Agreement, returned to the Company all Company-owned property in your possession or control, including, but not limited to, keys, files, records (and copies thereof), computer hardware, software, printers, Company vehicles, Company badge, and any materials of any kind which contain or embody any proprietary or confidential information of the Company or its customers. You further agree to leave intact all electronic Company documents, including, but not limited to, those which you developed or helped develop during your employment. You agree and affirm that, as of the date that you sign this Agreement, you have cancelled all accounts for your benefit, if any, in the Company’s name, including, but not limited to, credit cards, telephone charge cards, cellular phone and/or computer accounts. 10. Confidentiality of Agreement: You agree that you will maintain the confidentiality of this Agreement and will not disclose in any fashion the nature and terms of this Agreement, or the substance or content of discussions involved in reaching this Agreement, except to your lawyer, accountant, or immediate family, or governmental agency without the prior written consent of an officer of the Company, unless necessary in any legal proceeding directly related to your employment with the Company or the provisions and terms of this Agreement, to prepare and file income tax forms, or as required by court order after reasonable notice to the Company; and provided that you instruct the recipient(s) of the information (with the exception of a governmental agency), and such individuals agree not to disclose the terms of this Agreement. 11. Non-Disparagement: You agree that you shall not make, directly or indirectly, to any person or entity, including, but not limited to, the Company’s present, future, and former employees, board members, affiliates, agents, and customers, direct or indirect competitors, and the media, any negative, derogatory, false or disparaging oral, written or electronic statements about the Company (or its subsidiaries and affiliates), or their products and services, or your employment with or separation from employment with the Company. Your further agree not to take any actions that could reasonably be expected to harm the reputation, goodwill, financial status, or business or client relationships of the Company or its products or services. You also agree not to post any such statements on the internet or any blog or social networking site or platform, including, but not limited to, Facebook, Glassdoor, LinkedIn, X (Twitter), Reddit or any other online or electronic medium, whether public or private. Similarly, the Company agrees that its Board of Directors, Executive Leadership Team (ELT) shall not make, directly or indirectly, to any person or entity, any negative, derogatory, false or disparaging oral, written or electronic statements about you or your employment with or separation from employment with the Company. These obligations extend during the Severance Period and indefinitely beyond the Severance Period. 12. Cooperation: You agree to cooperate with the Company with respect to all matters arising during or related to your employment about which you have personal knowledge because of your employment with the Company, including but not limited to all matters (formal or informal) in connection with any

7 government investigation, internal Company investigation, litigation (potential or ongoing), administrative, regulatory, or other proceeding which currently exists, or which may have arisen before or arise following the signing of the Agreement. Such cooperation will include, but not be limited to, your willingness to be interviewed by representatives of the Company, and to participate in such proceedings by deposition or testimony to be scheduled at times and locations that are mutually agreed upon both parties, so as not to interfere with your employment with a subsequent employer. If you are required to provide testimony via deposition, hearing, or trial in any proceeding, the Company agrees to provide legal representation for you at the Company’s expense through the Company’s counsel for matters related to your employment with the Company. If you are named as an individual defendant in any litigation, regulatory matter, or other proceeding related to your employment with the Company, the Company agrees to indemnify you against any liability, cost, or expense (including reasonable attorneys’ fees) to the same extent the Company indemnifies similarly situated former employees or officers of the Company. You understand that the Company agrees to reimburse you for your reasonable out-of- pocket expenses (not including attorney's fees if you elect to use your own counsel, legal costs or your lost time or opportunity) incurred in connection with such cooperation. 13. Applicable Law; Venue: This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice-of-law principles, and except as preempted by federal law. Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby, and the illegal or invalid part, term, or provision will be deemed not to be a part of this Agreement. The Company and you agree that any dispute which may arise between us shall be adjudicated before a court located in Chester County, Pennsylvania, and each of us submit to the exclusive jurisdiction of the federal and state courts of the Commonwealth of Pennsylvania located in Chester County, Pennsylvania or the Eastern District of Pennsylvania. 14. Entire Agreement and Amendment: This Agreement constitutes the complete and total agreement between you and the Company with respect to issues addressed in this Agreement, including the Restrictive Covenants set forth in Section 8, which replace and supersede any prior agreements regarding non-disclosure of trade secrets and confidential or proprietary information, prohibiting solicitation of customers, suppliers, or employees, prohibiting competition with the Company, and assigning intellectual property. You represent that you are not relying on any other written or oral representations not fully expressed in this document or any attachment to this agreement. You agree that this Agreement shall not be modified, altered, or discharged except by written instrument signed by you and an authorized Company representative. The headings in this document are for reference only, and shall not in any way affect the meaning or interpretation of this Agreement. 15. Assignment: Your rights and obligations under this Agreement shall inure to your benefit and shall bind you, your heirs, and representatives. The Company’s rights and obligations under this Agreement shall inure to the benefit of and shall bind the Company, its successors and assigns. You may not assign this Agreement. The Company may assign this Agreement. 16. Severability: You agree that should any part of this Agreement except the release of claims be found to be void or unenforceable by a court of competent jurisdiction, that determination will not affect the remainder of this Agreement. 17. Use as Evidence: The Parties agree that this Agreement may be used as evidence in a subsequent proceeding in which any of the Parties allege a breach of this Agreement or as a complete defense to

8 any lawsuit brought by any party. Other than this exception, the Parties agree that this Agreement will not be introduced as evidence in any proceeding or in any lawsuit. 18. Advice of Counsel: You acknowledge that you have read and fully understand the terms of this Agreement. The Company advises you, in writing, to consult an attorney of your choice regarding the terms of this Agreement before signing this Agreement. 19. Consideration Period: You understand that you have up to forty-five (45) days from the date you receive this Agreement to consider the terms of this Agreement, including whether to sign this Agreement (“Consideration Period”). You must not sign this Agreement before the Termination Date. If you choose to sign this Agreement before the Consideration Period ends, you represent that it is because you freely chose to do so after carefully considering its terms. You agree with the Company that changes, whether material or immaterial, do not toll or restart the running of the Consideration Period. You agree the Company has made no threats or promises to induce you to sign earlier. 20. Revocation Period: You will have seven (7) calendar days from the date you sign this Agreement to revoke this Agreement by delivering a written notice of revocation to the same person as you returned this Agreement (“Revocation Period”). If the Revocation Period expires on a weekend or holiday, you will have until the end of the next business day to revoke. This Agreement will become effective on the day after the Revocation Period (“Effective Date”), provided you do not revoke this Agreement. 21. Return of Signed Agreement: You are required to return your signed Agreement and any written revocation notice to ANNETTE FAVORITE, West Pharmaceutical Services, Inc., 530 Herman O. West Drive, Exton, PA 19341, Annette.Favorite@westpharma.com. 22. Re-Hire Eligibility Terms & Conditions: In the event you sign this severance agreement, receive your severance, and then subsequently accept a new role at West within the Severance Period, you are responsible for making any pro-rated payments back to West. For clarity and through an example, if you were to receive eight (8) weeks of severance and then took a new role at the end of your fourth (4th) week of the Severance Period, you will be responsible for reimbursing West a total of four (4) weeks of severance. 23. Counterparts: This Agreement may be signed electronically and in counterparts, and the counterparts will be treated as though signed as one document. 24. No Interference with Rights: You understand this Agreement does not apply to: (i) claims for unemployment or workers’ compensation benefits; (ii) claims or rights that may arise after the date that you sign this Agreement; (iii) claims for reimbursement of expenses under the Company’s expense reimbursement policies; (iv) any vested rights under the Company’s ERISA-covered employee benefit plans as applicable on the date you sign this Agreement; and (v) any claims that controlling law clearly states may not be released by private agreement. Moreover, nothing in this Agreement (including, but not limited to, the acknowledgements, release of claims, the promise not to sue, the confidentiality and non-disparagement obligations, and the return of property provision): (i) limits or affects your right to challenge the validity of this Agreement under the ADEA or the OWBPA; (ii) prevents you from communicating with, filing a charge or complaint with, providing documents or information voluntarily or in response to a subpoena or other information request to, or from participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission (EEOC), National Labor Relations Board (NLRB), the

9 Securities and Exchange Commission (SEC), the Occupational Safety and Health Administration (OSHA), law enforcement, or any other any federal, state or local agency charged with the enforcement of any laws, or from responding to a subpoena or discovery request in court litigation or arbitration; or (iii) precludes you from exercising your rights, if any, under Section 7 of the NLRA or under similar state law to engage in protected, concerted activity with other employees, including discussing your compensation or terms and conditions of employment. By signing this Agreement, you are waiving your right to recover any individual relief (including any backpay, front pay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by you or on your behalf by any third party, except for any right you may have to receive a payment or award from a government agency (and not the Company) for information provided to the government agency or where otherwise prohibited. Notwithstanding your confidentiality and non-disclosure obligations in this Agreement and otherwise, you understand that as provided by the Federal Defend Trade Secrets Act (DTSA), you will not be held criminally or civilly liable under any federal or state trade secret laws for the disclosure of a trade secret made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. [REST OF PAGE INTENTIONALLY BLANK]

10 In exchange for the promises in this Agreement, the Company promises to provide the benefits set forth in this Agreement. You have read this Agreement and understand its legal and binding effect. You are acting voluntarily, deliberately, and of your own free will in signing this Agreement. For the Company: ANNETTE FAVORITE Vice President, Human Resources EMPLOYEE: CINDY REISS-CLARK Date: Apr 9, 2025 Date: (Signature) April, 9, 2025 /s/ Cindy Reiss-Clark /s/ Annette Favorite

11 Return this document to: ANNETTE FAVORITE Vice President, Human Resources West Pharmaceutical Services, Inc. 530 Herman O. West Drive Exton, PA 19341 EXECUTED AGREEMENT RECEIVED ON BEHALF OF WEST PHARMACEUTICAL SERVICES INC. BY: Date:

12 Exhibit A Employment Termination Program Disclosure You and others employed by West Pharmaceutical Services, Inc. (“Company”) have been selected for a group employment termination program and are eligible to receive severance benefits in the form and manner described in the accompanying Separation Agreement and General Release (“Agreement”) that you have been given to consider. Applicable Time Limits: Each eligible employee who is being separated as part of this group employment termination program and being offered an Agreement must sign and return it to ANNETTE FAVORITE, Vice President, Human Resources, Annette.Favorite@westpharma.com, no later than forty- five (45) calendar days after receiving said Agreement. Once the Agreement is signed, each employee has seven (7) calendar days to change his/her mind and revoke his/her acceptance, by sending a written revocation to ANNETTE FAVORITE before the seven (7) day revocation period expires. If the individual does not revoke the Agreement, it will be effective on the eighth (8th) day after it is signed and properly delivered to the Company (either electronically or in paper form). Decisional Unit: The decisional unit for this group employment termination program includes the Elastomers and Containment Operating Unit. Eligibility Factors: This is an involuntary program. Employees were selected based on selection criteria including job function, skills and job performance. Required Disclosures Under the Older Worker Benefit Protection Act (OWBPA): The Company is providing you information showing the number of employees who are eligible and ineligible for the benefits described in the Agreement by job title and age within the decisional unit. Employees are “selected” for severance benefits under this group employment termination program because the Company selected them for termination and because they are eligible for the offered severance benefits. Employees are “not selected” for this group employment termination program either because their employment will not be terminated or because they are not otherwise eligible for the offered severance benefits. Footnotes, if any, may clarify eligibility and other information. The chart below was prepared as of March 3, 2025. This information is subject to change and may be affected by future employment and business decisions. If you have any questions about this information, contact ANNETTE FAVORITE, Vice President, Human Resources, Annette.Favorite@westpharma.com. Job Title Age Selected Not Selected Footnote Chief Commercial Officer 51 X X X